UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2021

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Broken Sound Parkway, Suite 300 Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

As previously disclosed, on March 31, 2021, Greenlane Holdings, Inc. (the “Company” or “Greenlane”), Merger Sub Gotham 1, LLC, a wholly owned subsidiary of the Company (“Merger Sub 1”), and Merger Sub Gotham 2, LLC, a wholly owned subsidiary of the Company (“Merger Sub 2” and, together with the Company and Merger Sub I, the “Greenlane Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with KushCo Holdings, Inc. (“KushCo”). Pursuant to the terms of the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement: (i) Merger Sub 1 will be merged with and into KushCo with KushCo as the surviving corporation and a wholly-owned subsidiary of the Company (“Initial Surviving Corporation”) (“Merger 1”); and (ii) the Initial Surviving Corporation will then be merged with and into Merger Sub 2 with Merger Sub 2 as the surviving limited liability company and a wholly-owned subsidiary of the Company (“Merger 2,” and together with Merger 1, the “Mergers”).

This Current Report on Form 8-K provides certain information with respect to the proposed Mergers for the purpose of incorporating such information by reference into the Company’s registration statement on Form S-3 (Registration No. 333-257654) filed under the Securities Act of 1933, as amended (the “Securities Act”), and to update and supersede certain information previously included in the Company's joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) that forms a part of its Registration Statement on Form S-4 (Registration No. 333- 256582) (the “Form S-4”) declared effective by the Securities and Exchange Commission (“SEC”) on July 2, 2021.

Specifically, this Current Report on Form 8-K provides: (1) KushCo’s unaudited condensed consolidated financial statements as of May 31, 2021 and for the three and nine months ended May 31, 2021 and 2020, which are attached hereto as Exhibit 99.1 (the “KushCo Q. 3 Financials”), (2) KushCo’s audited consolidated financial statements as of and for the year ended August 31, 2020, which were previously filed as an exhibit to the Form S-4 that was declared effective by the SEC on July 2, 2021, are included as Exhibit 99.2 hereto, (3) the Company’s unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 (the “Updated Pro Forma Financials”), giving effect to the proposed Mergers, which are attached hereto as Exhibit 99.3, (4) information regarding KushCo’s business, which is attached hereto as Exhibit 99.4, and (5) information regarding litigation filed in connection with the Mergers, as set forth below. The information in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.4 was provided by KushCo.

The KushCo Q. 3 Financials and the Updated Pro Forma Financials included as Exhibits 99.1 and 99.3, respectively, to this Current Report on Form 8-K are incorporated by reference into the Joint Proxy Statement/Prospectus and supersede the information included therein. The Updated Pro Forma Financials update the information under “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page F-2 of the Joint Proxy Statement/Prospectus in order to reflect the impact of the KushCo Q. 3 Financials.

Merger-Related Litigation

On July 19, 2021, a complaint was filed in the United States District Court for the Eastern District of New York captioned Hugh Meighan v. KushCo Holdings, Inc., Nick Kovacevich, Eric Baum, Barbara Goodstein, Donald H. Hunter, Dallas Imbimbo, and Pete Kadens, Case No. 1:21-cv-04048 (the “Action”). The Action names as defendants KushCo and each of the members of the KushCo’s board of directors. The Action alleges, among other things, that all defendants violated provisions of the Securities Exchange Act of 1934, as amended, insofar as the Joint Proxy Statement/Prospectus allegedly omits and/or misrepresents material information concerning the (i) KushCo’s and Greenlane’s financial projections, (ii) the financial analyses performed by the KushCo’s financial advisor, Jefferies LLC, in connection with its fairness opinion, and (iii) potential conflicts of interest involving Jefferies that purportedly render certain sections of the definitive joint proxy statement false and misleading. The complaint seeks, among other things, injunctive relief, rescissory damages, an award of plaintiffs’ fees and expenses and a trial by jury. The defendants believe the claims asserted in the Action are without merit and intend to vigorously defend them.

The foregoing summary is incorporated by reference into the Joint Proxy Statement/Prospectus.

The supplemental information contained in this Current Report on Form 8-K should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited consolidated financial statements of KushCo as of May 31, 2021 and for the three and nine months ended May 31, 2020 and 2021 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The audited consolidated financial statements of KushCo as of and for the year ended August 31, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Greenlane as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020, giving effect to the proposed Mergers, are filed herewith as Exhibit 99.3 and are incorporated in this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Marcum LLP
99.1	Unaudited Condensed Consolidated Financial Statements of KushCo Holdings, Inc. as of May 31, 2021 and for the three and nine months ended May 31, 2021 and 2020.
99.2	Audited Consolidated Financial Statements of KushCo Holdings, Inc. as of and for the year ended August 31, 2020 (Incorporated by reference to Exhibit 99.11 to Greenlane Holdings, Inc.’s Registration Statement on Form S-4/A, filed on July 1, 2021).
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Greenlane Holdings, Inc. as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.
99.4	Information About KushCo Holdings, Inc. – Description of the Business.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Important Information for Investors and Stockholders

In connection with the proposed transaction, Greenlane has filed with the SEC a registration statement on Form S-4 (File No. 333-256582) (the “Registration Statement”) that was declared effective by the SEC on July 2, 2021. The Registration Statement includes a preliminary joint proxy statement of Greenlane and KushCo that also constitutes a prospectus of Greenlane. Greenlane and KushCo also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other relevant documents filed by Greenlane and KushCo with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.gnln.com and www.kushco.com.

Participants in Solicitation

This communication relates to a proposed transaction between Greenlane and KushCo. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction. Greenlane, KushCo and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Greenlane is set forth in its joint proxy statement/prospectus for its 2021 annual meeting of stockholders, which was filed with the SEC on July 2, 2021. Information about the directors and executive officers of KushCo is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on December 28, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward- looking statements are based on current expectations, estimates and projections about the industry and markets in which Greenlane and KushCo operate and beliefs of, and assumptions made by, Greenlane management and KushCo management and involve uncertainties that could significantly affect the financial results of Greenlane, KushCo or the combined company following the proposed transaction between Greenlane and KushCo (the “Combined Company”). Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Greenlane and KushCo, including future financial and operating results, and the Combined Company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Greenlane and KushCo expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Greenlane and KushCo believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Greenlane and KushCo can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: risks associated with the companies’ ability to consummate the proposed transaction, including the risk that one of the necessary proposals is not approved by the required vote, the timing and closing of the proposed transaction and unexpected costs or unexpected liabilities that may arise from the proposed transaction, whether or not consummated; risks related to disruption of management’s attention from the ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on Greenlane’s or KushCo’s business relationships with, third-party suppliers and service suppliers and businesses generally; each of Greenlane’s and KushCo’s success, or the success of the Combined Company, in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions or investments; changes in national, regional and local economic climates; public health crises, including the COVID-19 pandemic; changes in financial markets and interest rates, or to the business or financial condition of Greenlane, KushCo or the Combined Company or their respective businesses; the nature and extent of future competition; each of Greenlane’s and KushCo’s ability, or the ability of the Combined Company, to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; availability to Greenlane, KushCo and the Combined Company of financing and capital; the impact of any financial, accounting, legal or regulatory issues or litigation, including any legal proceedings, regulatory matters or enforcement matters that have been or in the future may be instituted against Greenlane, KushCo or others relating to the merger agreement, that may affect Greenlane, KushCo or the Combined Company; risks associated with acquisitions, including the integration of Greenlane’s and KushCo’s businesses; and those additional risk factors of Greenlane, KushCo and the Combined Company discussed in the Form S-4. Should one or more of the risks or uncertainties described above or in the Form S-4, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this communication. All forward-looking statements, express or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Greenlane, KushCo or persons acting on their behalf may issue. Neither Greenlane nor KushCo undertakes any duty to update any forward-looking statements appearing in this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: July 30, 2021	By:	/s/ William Mote
William Mote
Chief Financial Officer